================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 13, 2001


              Credit Suisse First Boston Mortgage Securities Corp.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             333-53012-05           13-3320910
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)


11 Madison Avenue, New York New York                         10010
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (212) 325-2000
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


================================================================================

Item 2.  Acquisition or Disposition of Assets.

                  On November 13, 2001, a single series of certificates entitled Series 2001-CKN5 Commercial Mortgage Pass-Through Certificates (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of November 12, 2001, among Credit Suisse First Boston Mortgage Securities Corp. as depositor (the "Depositor"), KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer (the "General Master Servicer") and as general special servicer (the "General Special Servicer"), National Consumer Cooperative Bank as co-op master servicer (the "Co-op Master Servicer") and as co-op special servicer (the "Co-op Special Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"). The Certificates consist of 23 classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class A-X Certificates", the "Class A-CP Certificates", the "Class A-Y Certificates", the "Class R Certificates", and the "Class V Certificates", respectively. The Certificates were issued in exchange for, and to evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of commercial and multifamily mortgage loans (the "Mortgage Loans"), having, as of the close of business on their respective due dates in November 2001 (the "Cut-off Date"), an aggregate principal balance of $1,072,782,114 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Mortgage Loans from Column Financial, Inc. ("Column"), which is an affiliate of the Depositor, certain of the mortgage loans from National Consumer Cooperative Bank ("NCB"), certain of the mortgage loans from NCB Capital Corporation ("NCBCC"), which is an affiliate of the Co-op Master Servicer and the Co-op Special Servicer, and the remaining Mortgage Loans from KeyBank National Association ("KeyBank"; and, collectively with Column, NCB and NCBCC, the "Mortgage Loan Sellers"), which is an affiliate of the General Master Servier, General Special Servicer and McDonald Investments Inc. ("McDonald"), pursuant to certain mortgage loan purchase agreements between the Depositor and each of the Mortgage Loan Sellers. The Depositor caused the Mortgage Loans to be transferred to the Trustee for the benefit of the holders of the Certificates. The Depositor sold the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C, Class D and Clsss E Certificates to Credit Suisse First Boston Corporation ("CSFB"), McDonald, and Lehman Brothers Inc. ("Lehman"; and, together with CSFB and McDonald, the "Underwriters"), pursuant to an underwriting agreement dated November 1, 2001 (the "Underwriting Agreement"), among the Depositor and CSFB, as representative for the several underwriters. A form of the Pooling and Servicing Agreement is attached hereto as Exhibit 99.1, a form of the Underwriting Agreement is attached hereto as Exhibit 99.2, a form of the mortgage loan purchase agreement dated November 1, 2001 between Column and the Depositor (the "Column Mortgage Loan Purchase Agreement") is attached hereto as Exhibit 99.3, a form of the mortgage loan purchase agreement dated November 1, 2001 between NCB and the Depositor (the "NCB Mortgage Loan Purchase Agreement") is attached hereto as Exhibit 99.4., a form of the mortgage loan purchase agreement dated November 1, 2001 between KeyBank and the Depositor (the "KeyBank Mortgage Loan Purchase Agreement") is attached hereto as Exhibit 99.5 and a form of the mortgage loan purchase agreement dated as of November 1, 2001 between NCBCC and the Depositor (the "NCBCC Mortgage Loan Purchase Agreement") is attached hereto as Exhibit 99.6.

                  The Class A-1 Certificates have an initial aggregate principal balance of $38,582,000. The Class A-2 Certificates have an aggregate principal balance of $25,000,000. The Class A-3 Certificates have an initial aggregate principal balance of $108,000,000. The Class A-4 Certificates have an initial principal balance of $681,279,000. The Class B Certificates have an aggregate principal balance of $37,548,000. The Class C Certificates have an initial aggregate principal balance of $18,773,000. The Class D Certificates have an initial aggregate principal balance of $24,138,000. The Class E Certificates have an initial aggregate principal balance of $10,728,000. The Class F Certificates have an initial aggregate principal balance of $13,410,000. The Class G Certificates have an initial aggregate principal balance of $18,773,000. The Class H Certificates have an initial aggregate principal balance of $12,069,000. The Class J Certificates have an initial aggregate principal balance of $14,751,000. The Class K Certificates have an initial aggregate principal balance of $20,114,000. The Class L Certificates have an initial aggregate principal balance of $5,364,000. The Class M Certificates have an initial aggregate principal balance of $13,410,000. The Class N Certificates have an initial aggregate principal balance of $9,387,000. The Class O Certificates have an initial aggregate principal balance of $8,046,000. The Class P Certificates have an initial aggregate principal balance of $13,410,114. The Class A-X Certificates have an initial aggregate notional amount of $1,072,782,114. The Class A-CP Certificates have an initial aggregate notional balance of $611,187,000. The Class A-Y Certificates have an initial aggregate notional balance of $145,939,114.

                  Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b)  Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.       Description

99.1              Pooling and Servicing Agreement.

99.2              Underwriting Agreement.

99.3              Column Mortgage Loan Purchase Agreement

99.4              NCB Mortgage Loan Purchase Agreement

99.5              KeyBank Mortgage Loan Purchase Agreement

99.6              NCBCC Mortgage Loan Purchase Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   November __, 2001


                                         CREDIT SUISSE FIRST BOSTON MORTGAGE
                                         SECURTIES CORP.


                                         By: /s/ Jeffrey A. Altabef
                                             ----------------------
                                         Name: Jeffrey A. Altabet
                                         Title:   Vice President

                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.
-----------

99.1              Pooling and Servicing Agreement.

99.2              Underwriting Agreement.

99.3              Column Mortgage Loan Purchase Agreement

99.4              NCB Mortgage Loan Purchase Agreement

99.5              KeyBank Mortgage Loan Purchase Agreement

99.6              NCBCC Mortgage Loan Purchase Agreement